Summary

Prospectus

July 29, 2019, as supplemented April 30, 2020

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Class A:  GSGIX  Class C:  GSLCX  Institutional:  GSGLX  Service:  GGISX  Investor:  GBIRX  Class R6:  GBIUX

Before you invest, you may want to review the Goldman Sachs Global Core Fixed Income Fund's (formerly, the Goldman Sachs Global Income Fund) (the "Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent annual reports to shareholders, online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional, Service and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund's Prospectus and SAI, both dated July 29, 2019, as supplemented to date, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund's transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service and Class R6 shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds' transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in "Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares" beginning on page 53 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 111 of the Prospectus and "Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends" beginning on page B-151 of the Fund's SAI.

Class A	Class C	Institutional Service	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	3.75%	None	None	None	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	1.00%	None	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)1

1A contingent deferred sales charge ("CDSC") of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Service	Investor	Class R6

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	None
Other Expenses	0.29%	0.54%	0.20%	0.45%	0.29%	0.10%
Service Fees	None	0.25%	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None
All Other Expenses	0.29%	0.29%	0.20%	0.20%	0.29%	0.19%

Total Annual Fund Operating Expenses	1.19%	1.94%	0.85%	1.35%	0.94%	0.84%
Fee Waiver and Expense Limitation2	(0.19)%	(0.19)%	(0.16)%	(0.16)%	(0.19)%	(0.16)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.00%	1.75%	0.69%	1.19%	0.75%	0.68%

2The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder adminis- tration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund's average daily net as- sets. Additionally, Goldman Sachs & Co. LLC ("Goldman Sachs"), the Fund's transfer agent, has agreed to waive a portion of its transfer agency fee (a component of "Other Expenses") equal to 0.03% as an annual percentage of the average daily net assets attributable to Class A, Class C and Investor Shares. These arrangements will remain in effect through at least July 29, 2020, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$473	$721	$987	$1,748

Class C Shares
– Assuming complete	$278	$591	$1,029	$2,249
redemption at end of
period
– Assuming no redemption	$178	$591	$1,029	$2,249

Institutional Shares	$70	$255	$456	$1,034

Service Shares	$121	$412	$724	$1,610

Investor Shares	$77	$281	$502	$1,137

Class R6 Shares	$69	$252	$450	$1,022

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., "turns over" its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund's performance. The Fund's portfolio turnover rate for the fiscal year ended March 31, 2019 was 302% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund's portfolio risks, manage the Fund's duration and/or gain exposure to certain fixed income securities or indices.

Under normal market conditions, the Fund will:

■Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars

■Have investments economically tied to at least three countries, including the United States

■Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers economically tied to each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries ("emerging countries

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debt") up to the weight of emerging countries debt in the Fund's benchmark index plus 10% of its total assets measured at the time of purchase ("Total Assets").

The fixed income securities in which the Fund may invest include:

■Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities") and custodial receipts therefor

■Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities

■Corporate debt securities

■Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion

■Commercial paper

■Privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities ("Mortgage-Backed Securities") and asset-backed securities

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds ("ETFs").

The Fund may invest in fixed income securities rated at least BBB- or Baa3 at the time of purchase, and at least 25% of the Fund's Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund's target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, plus or minus 2.5 years, and over the last five years ended June 30, 2019, the duration of the index has ranged between 6.07 and

7.05years. "Duration" is a measure of a debt security's price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security's market price. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.

"Core" in the Fund's name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.

The Fund seeks a return in excess of its benchmark index, the Bloomberg Barclays Global Aggregate Bond Index.

THE FUND IS "NON-DIVERSIFIED" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE

"INVESTMENT COMPANY ACT"), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value ("NAV").

Derivatives Risk.  The Fund's use of forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund's investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated

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with changing interest rates may have unpredictable effects on the markets and the Fund's investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund's NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including "extension risk" (i.e.,

in periods of rising interest rates, issuers may pay principal later than expected) and "prepayment risk" (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.

Sovereign Default Risk.  The issuer of the non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Class A Shares from year to year; and (b) how the average annual total returns of the Fund's Class A, Class C, Institutional, Service, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including "Best Quarter" and "Worst Quarter" information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

losses because of these developments.

Other Investment Companies Risk. By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to

The total return for Class A Shares for the six-month period ended June 30, 2019 was 6.90%

Best Quarter

Q3 '09	+5.47%
Worst Quarter
Q4 '16	–2.18%
11.95%
	4.40% 3.93%		7.23%		6.28%
				0.67%		0.52%	3.00%	2.42%	-0.13%

2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

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AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2018	1 Year	5 Years	10 Years

Class A Shares (Inception 8/02/91)
Returns Before Taxes	–3.88%	1.61%	3.58%
Returns After Taxes on Distributions	–4.38%	0.32%	1.98%
Returns After Taxes on Distributions and Sale of Fund Shares	–2.30%	0.65%	2.13%
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	1.76%	3.44%	3.78%

Class C Shares (Inception 8/15/97)
Returns Before Taxes	–1.78%	1.66%	3.21%
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	1.76%	3.44%	3.78%

Institutional Shares (Inception 8/01/95)
Returns Before Taxes	0.22%	2.74%	4.33%
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	1.76%	3.44%	3.78%

Service Shares (Inception 3/12/97)
Returns Before Taxes	–0.29%	2.17%	3.77%
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	1.76%	3.44%	3.78%

Investor Shares (Inception 7/30/10)
Returns Before Taxes	0.13%	2.64%	3.00%*
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	1.76%	3.44%	3.30%*

Class R6 Shares (Inception 7/31/15)**
Returns Before Taxes	0.30%	2.76%	4.34%
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	1.76%	3.44%	3.78%

*Returns are shown since the inception date of the share class.

**Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after- tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management International is the investment adviser for the Fund (the "Investment Adviser" or "GSAMI").

Portfolio Managers:  Simon Dangoor, Managing Director, Head of Macro Rates Investing, has managed the Fund since 2019; and Hugh Briscoe, Managing Director, has managed the Fund since 2020.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund's transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC ("Goldman Sachs"), including banks, trust companies, brokers, registered investment advisers and other financial institutions ("Intermediaries").

TAX INFORMATION

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/ or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary's website for more information.

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